Insight Enterprises, Inc. First Quarter 2019 Earnings Conference Call and Webcast Exhibit 99.2

Agenda Opening Comments CEO Commentary First Quarter 2019 Consolidated Financials First Quarter 2019 Highlights Digital Innovation Case Study CFO Commentary Financial results by region Taxes and cash flow Closing Comments & 2019 Guidance

Disclosures Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including statements about future trends in the IT market and our opportunities for growth, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. The Company undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about risk factors is included in today’s press release and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to back of this presentation and included in the press release issued today, which you may find on the Investor Relations section of our website at investor.insight.com. Constant currency In some instances the Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

CEO Commentary

* Adjusted Non-GAAP excludes severance and restructuring expense and other unique items Gross Profit +3% YoY $248.5M Three Months Ended 3/31 Adjusted Earnings from operations* +10% YoY $57.4M Three Months Ended 3/31 GAAP Earnings from operations $57.0M Adjusted Diluted EPS* +16% YoY $1.10 Three Months Ended 3/31 GAAP Diluted EPS $1.09 Net Sales -3% YoY $1.69B Three Months Ended 3/31 Gross Margin +90 bps YoY 14.7% Three Months Ended 3/31 SG&A as a % of Gross Profit -140 bps YoY 76.9% Three Months Ended 3/31 Q1 2019 Year over Year Results

Q1 2019 Highlights Gross profit growth and gross margin expansion NA gross profit +4% YoY | gross margin +100 bps YoY EMEA gross profit +9% YoY in CC* | gross margin +80 bps YoY APAC gross profit +9% YoY in CC* | gross margin +130 bps YoY Gross profit from cloud services +18% of total gross profit for trailing twelve months Double-digit adjusted EFO growth Adjusted EFO margin of 3.4%, a new first quarter record Solid cash flow results $122M cash flow from operations $73M Adjusted free cash flow Adjusted ROIC performance of 17.5% | +200bps YoY * Reference “Constant currency” section on slide 3 of this presentation

Our go-to market strategy Client Conversation Operational Excellence Client Benefit Save money/improve efficiency Business Outcome Cost optimization Client Conversation Workforce enablement Client Benefit Attract, empower, retain talent Business Outcome Improved productivity Client Conversation Infrastructure optimization Client Benefit Improved speed of business delivery Business Outcome Business agility, enhanced security Client Conversation Customer engagement Client Benefit Drive customer loyalty and profitability Business Outcome Customer loyalty, retention and growth Insight provides this connection Connected Workforce Digital Innovation Supply Chain Optimization Cloud + Data Center Transformation Manage Today Transform Tomorrow

Digital Innovation Case Study Need Crisis information sharing management Improved deployment of public safety mechanisms Solution Implemented IoT-enabled building safety platform - ActiveShield Deployed Safe Spaces technology, utilizes power of Microsoft Azure Facilitates real-time information sharing to first responders Outcome ActiveShield is SAAS solution for broader market City of Houston receives International Data Corporation’s Smart Buildings Award

CFO Commentary

* Adjusted Non-GAAP excludes severance and restructuring expense and other unique items Gross Profit +4% YoY $182.6M Three Months Ended 3/31 Adjusted Earnings from operations* +7% YoY $45.7M Three Months Ended 3/31 GAAP Earnings from operations $45.3M Three Months Ended 3/31 Net Sales -3% YoY $1.24B Three Months Ended 3/31 Gross Margin +100 bps YoY 14.7% Three Months Ended 3/31 SG&A as a % of Gross Profit -60 bps YoY 75.0% Three Months Ended 3/31 Q1 2019 North America | Financial Results

* Adjusted Non-GAAP excludes severance and restructuring expense and other unique items ** Reference “Constant currency” section on slide 3 of this presentation Gross Profit +9% YoY constant currency** $57.0M Three Months Ended 3/31 Adjusted Earnings from operations* +27% YoY $9.8M Three Months Ended 3/31 GAAP Earnings from operations $9.9M Three Months Ended 3/31 Net Sales +2% YoY constant currency** $390.2M Three Months Ended 3/31 Gross Margin +80 bps YoY 14.6% Three Months Ended 3/31 SG&A as a % of Gross Profit -340 bps YoY 82.7% Three Months Ended 3/31 Q1 2019 EMEA | Financial Results

* Adjusted Non-GAAP excludes severance and restructuring expense and other unique items ** Reference “Constant currency” section on slide 3 of this presentation Gross Profit +9% YoY constant currency** $8.9M Three Months Ended 3/31 Adjusted Earnings from operations* +21% YoY $1.9M Three Months Ended 3/31 GAAP Earnings from operations $1.8M Three Months Ended 3/31 Net Sales +1% YoY constant currency** $52.9M Three Months Ended 3/31 Gross Margin +130 bps YoY 16.8% Three Months Ended 3/31 SG&A as a % of Gross Profit -360 bps YoY 78.5% Three Months Ended 3/31 Q1 2019 APAC | Financial Results

* Adjusted free cash flow excludes purchases of property and equipment and net repayments under inventory financing facility Adjusted free cash flow* +$18M YoY $72.6M Three Months Ended 3/31 Days inventory outstanding (“DIOs”) -1 day YoY 11 days Three Months Ended 3/31 Three Months Ended 3/31 Net cash from operations -$29M YoY $121.9M Three Months Ended 3/31 Cash conversion cycle -6 days YoY 30 days Three Months Ended 3/31 Days sales outstanding (“DSOs”) +1 days YoY 92 days Three Months Ended 3/31 Cash Flows and Cash Cycle Days purchases outstanding (“DPOs”) +6 days YoY 73 days

Our priorities are clear Solution Areas focus New client acquisition Digital marketing enablement Lead with Cloud and Services Profitability first Metric and information-based culture Cost management discipline Organic growth M&A focused on skills and geographic markets Share repurchases Drive profitable growth. Maintain discipline. Optimize use of capital.

We are well positioned to compete Our value drivers Deep knowledge in client-relevant solution areas with opportunity for growth History of adapting business model to respond to new technology trends, including the cloud Differentiated consulting, technology and managed services offerings Ability to scale to serve clients of all sizes and across many verticals Strong partner relationships with top market positions Global footprint with local presence Flexible capital structure to support future growth, including acquisitions

Closing Comments 2019 sales expected to grow in the low single digit range Adjusted diluted earnings per share* expected to be between $4.75 and $4.85 per share for the full year 2019 Effective tax rate expected between 25% and 26% over the balance of 2019 Capital expenditures of $20 to $25 million for the full year 2019 An average share count for the full year of approximately 36.2 million shares * Adjusted Non-GAAP excludes severance and restructuring expense and other unique items

Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures

Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures (continued) * Assumed tax rate of 27.5% for 2019 and 2018. ** Average of previous five quarters. *** Computed as GAAP consolidated EFO, net of tax of $66,023 and $56,857 for the twelve months ended March 31, 2019 and 2018, respectively, divided by invested capital. **** Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital.